                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report(Date of earliest event reported) SEPTEMBER 4, 1997





                             NORTON MCNAUGHTON, INC.
             (Exact name of registrant as specified in its charter)





           DELAWARE                         0-23440              13-3747173
 (State or other jurisdiction          (Commission File     (I.R.S. Employer
of incorporation or organization)           Number)          Identification No.)


       463 SEVENTH AVENUE
           NEW YORK, N.Y.                                             10018
(Address of principal executive offices)                           (Zip Code)


       Registrant's telephone number, including area code: (212) 947-2960

ITEM 5. OTHER EVENTS

Reference is made to the press release issued on September 4, 1997, attached hereto as Exhibit 99.

ITEM 7.  EXHIBITS

Exhibit Index

Exhibit 99         Press release dated September 4, 1997.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               NORTON MCNAUGHTON, INC.
                                    (Registrant)


Date: September 11, 1997       By: /s/ Sanford Greenberg
                                   -------------------------------------------
                                    SANFORD GREENBERG
                                    Chairman of the Board and Chief Executive
                                    Officer
                                    (Principal Executive and Operating Officer)

                                Exhibit Index

Exhibit 99         Press release dated September 4, 1997.